EXECUTION VERSION

October 15, 2020

ABPCIC FUNDING II LLC

as Pledgor

U.S. BANK NATIONAL ASSOCIATION,

as Secured Party

and

U.S. BANK NATIONAL ASSOCIATION,

as Securities Intermediary

SECURITIES ACCOUNT CONTROL AGREEMENT

-i-

SECURITIES ACCOUNT CONTROL AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of October 15, 2020 (the “Closing Date”), among ABPCIC FUNDING II LLC (the “Pledgor”), U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent on behalf of the Secured Parties (each as defined in the Loan Agreement referred to below) (in such capacity, the “Secured Party”), and U.S. BANK NATIONAL ASSOCIATION, as securities intermediary (in such capacity, the “Securities Intermediary”).

In consideration of the mutual agreements hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

INTERPRETATION

Section 1. (a) Definitions. The terms defined in Section 13 will have the meanings therein specified for the purpose of this Agreement. In addition, all terms used herein which are defined in the Loan Financing and Servicing Agreement, dated as of the date hereof, among the Pledgor, as borrower, AB Private Credit Investors Corporation, as equityholder, AB Private Credit Investors LLC, as servicer, the lenders party thereto from time to time, U.S. Bank National Association, as collateral agent and collateral custodian, and Synovus Bank, as facility agent (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) or in Article 8 or Article 9 of the UCC and which are not otherwise defined herein are used herein as so defined.

(b) Rules of Construction. Unless the context otherwise clearly requires: (i) the definitions of terms herein shall apply equally to the singular and plural forms of the terms defined, (ii) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms, (iii) the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation,” (iv) the word “will” shall be construed to have the same meaning and effect as the word “shall,” (v) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (vi) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (vii) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (viii) all references herein to Sections shall be construed to refer to Sections of this Agreement.

ARTICLE II

APPOINTMENT OF SECURITIES INTERMEDIARY

Section 2. Each of the Pledgor and the Secured Party hereby appoints the Securities Intermediary as securities intermediary hereunder. The Securities Intermediary hereby accepts such appointment.

ARTICLE III

THE SECURED ACCOUNTS

Section 3. (a) Establishment of Secured Accounts. The Securities Intermediary acknowledges and agrees that, at the direction and on behalf of the Pledgor, it has previously established and is maintaining on its books and records, in the name of the Pledgor, (i) the securities account designated as the “Interest Collection Account” with account number 197998-200, (ii) the securities account designated as the “Principal Collection Account” with account number 197998-201 and (iii) the securities account designated as the “Unfunded Exposure Account” with account number 197998-300 (such accounts, together with any sub-accounts, replacements thereof or substitutions therefor, the “Secured Accounts”).

(b) Status of Secured Accounts; Treatment of Property as Financial Assets; Relationship of Parties. The Securities Intermediary hereby agrees with the Pledgor and Secured Party that: (i) each Secured Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC and Article 1(1)(b) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”)) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC and an “intermediary” within the meaning of Article 1(1)(c) of the Hague Securities Convention) and to the extent that any Account (into which cash is credited as set forth herein) is re-characterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), the Securities Intermediary shall be a “bank” within the meaning of Section 9-102(a)(8) of the UCC, (ii) each item of property (whether cash, a security, an instrument or any other property) credited to any Secured Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC), provided that nothing herein shall require the Securities Intermediary to credit to the Secured Accounts or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof (within the meaning of Section 8-504 of the UCC), and (iii) each Secured Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Loan Agreement. The Pledgor and Secured Party hereby direct the Securities Intermediary, subject to the terms of this Agreement, to identify the Pledgor on its books and records as the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC) and the “account holder” (within the meaning of Article 1(1)(d) of the Hague Securities Convention) with respect to each Secured Account and the property held therein and the Securities Intermediary agrees to do the same. Notwithstanding any term hereof or in any other Transaction Document to the contrary, it is hereby expressly acknowledged that (A) interests in bank loans or participations (collectively

“Collateral Obligations”) may be acquired and delivered by the Pledgor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a security (as that term is defined in UCC Section 8-102(a)(15)) or an instrument (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile copy of an assignment agreement (“Collateral Obligation Assignment Agreement”) in favor of the Pledgor as assignee, (B) any such Collateral Obligation Assignment Agreement (and the registration of the related Collateral Obligations on the books and records of the applicable obligor or bank agent) shall be registered in the name of the Pledgor, and (C) any duty on the part of the Securities Intermediary with respect to such Collateral Obligation (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Collateral Obligation for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Collateral Obligation Assignment Agreement that may be delivered to it. The Securities Intermediary represents to and agrees with the Pledgor and the Secured Party that as of the Closing Date, the Securities Intermediary has an office in the United States of America which is not intended to be merely temporary and meets the description set forth in the second sentence of Article 4(1) of the Hague Securities Convention. It is acknowledged and agreed that the Securities Intermediary is not under a duty to examine the underlying credit agreements or loan documents to determine the validity or sufficiency of any Collateral Obligation Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof), or for the Pledgor’s title to any related Collateral Obligation.

(c) The Securities Intermediary will, by book-entry notation, promptly credit to the applicable Secured Account all property to be credited thereto pursuant to the Loan Agreement.

(d) Form of Securities, Instruments, etc. All securities and other financial assets credited to any Secured Account that are in registered form or that are payable to or to the order of shall be (i) registered in the name of, or payable to or to the order of, the Securities Intermediary, (ii) indorsed to or to the order of the Securities Intermediary or in blank or (iii) credited to another securities account maintained in the name of the Securities Intermediary; and in no case will any financial asset credited to any Secured Account be registered in the name of, or payable to or to the order of, the Pledgor or any other person or indorsed to or to the order of the Pledgor or any other person, except to the extent the foregoing have been specially indorsed to or to the order of the Securities Intermediary or in blank.

(e) Securities Intermediary’s Jurisdiction.

(i) The Securities Intermediary agrees that, for the purposes of the UCC, (i) its “securities intermediary’s jurisdiction” (within the meaning of Section 8 110(e) of the UCC) shall be the State of New York and (ii) to the extent that any Secured Account (into which cash is credited as set forth herein) is re-characterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), its “bank’s jurisdiction” (within the meaning of Section 9-304(b) of the UCC) shall be the State of New York.

(ii) The law of the State of New York governs all issues specified in Article 2(1) of the Hague Securities Convention, and to the extent not so provided in any account agreement governing the Accounts, any such account agreement, is hereby amended to so provide. The Borrower and the Securities Intermediary agree that the Loan Agreement, this Agreement, and all other account forms required by the Securities Intermediary shall conclusively constitute the “Account Agreement” as such term is used and defined in, and for all purposes under, the Hague Securities Convention (the “Account Agreement”).

(f) Conflicts with other Agreements. The Securities Intermediary agrees that, if there is any conflict between this Agreement (or any portion thereof) and any other agreement (whether now existing or hereafter entered into) relating to any Secured Account, the provisions of this Agreement shall prevail.

(g) No Other Agreements. The Securities Intermediary hereby confirms and agrees that:

(i) other than the Account Agreement there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to the Secured Accounts;

(ii) other than the Loan Agreement and this Agreement, it has not entered into, and until the termination of this Agreement will not enter into, any other agreement with any other Person (including the Pledgor) relating to any Secured Account and/or any financial asset or security entitlement thereto (A) pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other Person or (B) with respect to the creation or perfection of any other security interest in any Secured Account or any financial asset or security entitlement credited thereto; and

(iii) it has not entered into, and until the termination of this Agreement will not enter into, any agreement with the Pledgor or the Secured Party purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3(h)(i).

(h) Transfer Orders, Standing Instructions.

(i) The Pledgor, the Secured Party and the Securities Intermediary each agree that subject to Section 3(h)(iv), if at any time a Responsible Officer of the Securities Intermediary shall receive an “entitlement order” (within the meaning of Section 8-102(a)(8) of the New York UCC) or any other order relating to any Secured Account or any financial assets or security entitlements credited thereto (collectively, a “Transfer Order”) and originated by the Secured Party, the Securities Intermediary shall comply with such Transfer Order without further consent by the Pledgor or any other Person.

(ii) At any time prior to the delivery to and receipt by the Securities Intermediary of a Notice of Exclusive Control, the Securities Intermediary shall comply with each Transfer Order it receives from the Pledgor, or the Servicer on its behalf, without the further consent of the Secured Party or any other Person; provided that, in the event the Securities Intermediary receives conflicting instructions from the Secured Party and the Pledgor, or the Servicer on its behalf, and such conflict is not otherwise resolved by the Secured Party and the Pledgor (or the Servicer on its behalf) with notice to the Securities Intermediary, the Securities Intermediary shall follow the instructions received from the Secured Party and not the instructions received from the Pledgor, or the Servicer on its behalf.

(iii) Upon the opening of business on the Business Day immediately following the Business Day on which a Notice of Exclusive Control is actually received by the Securities Intermediary in accordance with the notice requirements hereunder, and until such Notice of Exclusive Control is withdrawn or rescinded by the Secured Party in writing, the Securities Intermediary shall not comply with any Transfer Order it receives from the Pledgor and shall act solely upon Transfer Orders received from the Secured Party.

(iv) Notwithstanding anything herein or in any other Transaction Document to the contrary, the Servicer shall have no authority to hold (directly or indirectly), or otherwise take possession of, any funds or securities in any Secured Account. Without limiting the foregoing, the Servicer shall have no authority to (A) sign checks on the Pledgor’s behalf, (B) deduct fees from any Secured Account, (C) withdraw funds or securities from any Secured Account, or (D) give the Securities Intermediary any “entitlement orders” or any other instruction relating to the Secured Accounts for any purpose other than pursuant to transactions authorized by the Loan Agreement or the other Transaction Documents. Nothing in this Section 3(h)(iv) shall prohibit the Servicer from issuing instructions to the Secured Party or Securities Intermediary to effect or to settle any bills of sale, assignments, agreements, investments instructions and other instruments in connection with any acquisition, sale or other disposition of any Collateral Obligation of the Pledgor as permitted by the Loan Agreement or the other Transaction Documents.

(v) The Secured Party hereby agrees with the Pledgor that (A) it shall not deliver a Notice of Exclusive Control except after the occurrence and during the continuation of an Event of Default and (B) it will promptly rescind any delivered Notice of Exclusive Control following the waiver or rescission of an Event of Default if so directed in writing by the Facility Agent in connection with the waver or rescission of such Event of Default.

(vi) Deposit Accounts. The Securities Intermediary hereby confirms and agrees that, notwithstanding the intent of the parties hereto and of the parties to the Loan Agreement, to the extent that any Secured Account shall be determined to constitute a “deposit account” within the meaning of Section 9-102(a)(29) of the UCC, the Securities Intermediary (A) shall treat the Pledgor as the Securities Intermediary’s sole “customer” (within the meaning of Section 9-104 of the UCC) with respect to such deposit account, and (B) shall comply with instructions from the Pledgor or from the Servicer on its behalf, which may, in each case, be in the form of standing instructions, without any consent by the Secured Party, the Facility Agent or any other Person; provided that, notwithstanding the foregoing, at such time as the Securities Intermediary receives a

Notice of Exclusive Control from the Secured Party pursuant to the terms of this Agreement, the Securities Intermediary shall take direction and instruction with respect to such Secured Account solely from the Secured Party without the consent of the Pledgor, the Servicer or any other Person.

ARTICLE IV

THE SECURITIES INTERMEDIARY

Section 4. (a) Performance of Duties. The Securities Intermediary may execute any of the powers hereunder or perform any of its duties hereunder directly or by or through agents, attorneys or employees, and the Securities Intermediary shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed by it with due care. Except as set forth in Section 3(h) and as otherwise expressly provided herein, the Securities Intermediary shall not be under any obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of the Secured Party.

(b) No Change to Secured Accounts. Without the prior written consent of the Pledgor and, so long as any Obligations remain unpaid, the Secured Party, the Securities Intermediary will not change the account number or designation of any Secured Account.

(c) Certain Information. The Securities Intermediary shall promptly notify the Pledgor, the Servicer and the Secured Party if a Responsible Officer of the Securities Intermediary with direct responsibility for administration of this Agreement has actual knowledge of or receives written notice that any Person asserts or seeks to assert a lien, encumbrance or adverse claim against any portion or all of the property credited to any Secured Account. The Securities Intermediary will send copies of all statements, confirmations and other correspondence relating to each Secured Account (and/or any financial assets credited thereto) simultaneously to the Pledgor and the Secured Party. On a monthly basis, the Securities Intermediary will furnish to the Secured Party and the Pledgor an account statement with respect to each Secured Account.

(d) Subordination. In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a lien or security interest in any of the Secured Accounts, or any financial asset credited thereto, the Securities Intermediary hereby subordinates any such security interest therein to the lien or security interest of the Secured Party in the Secured Accounts, in all property credited thereto and in all security entitlements with respect to such property. Without limitation of the foregoing, the Securities Intermediary hereby subordinates to such security interest of the Secured Party any and all statutory, regulatory, contractual or other rights now or hereafter existing in favor of the Securities Intermediary over or with respect to any Secured Account, all property credited thereto and all security entitlements to such property (including (i) any and all contractual rights of set-off, lien or compensation, (ii) any and all statutory or regulatory rights of pledge, lien, set-off or compensation, (iii) any and all statutory, regulatory, contractual or other rights to put on hold, block transfers from or fail to honor instructions of the Pledgor with respect to any Secured Account or (iv) any and all statutory or other rights to prohibit or otherwise limit the pledge, assignment, collateral assignment or granting of any type of security interest in any

Secured Account), except the Securities Intermediary may set off (A) the face amount of any payments made by check, wire transfer, ACH or otherwise that have been credited to any Secured Account but are subsequently returned unpaid because of uncollected or insufficient funds and (B) reversals or cancellations of payment orders and other electronic fund transfers.

(e) Limitation on Liability. The Securities Intermediary shall not have any duties or obligations except those expressly set forth herein and shall satisfy those duties expressly set forth herein. Without limiting the generality of the foregoing, the Securities Intermediary shall not be subject to any fiduciary duty or other implied duties, and the Securities Intermediary shall not have any duty to take any discretionary action or exercise any discretionary powers. None of the Securities Intermediary, any Affiliate of the Securities Intermediary, or any officer, agent, stockholder, partner, member, director or employee of the Securities Intermediary or any Affiliate of the Securities Intermediary shall have any liability, whether direct or indirect and whether in contract, tort or otherwise (i) for any action taken or omitted to be taken by any of them hereunder or in connection herewith unless such act or omission constituted gross negligence, fraud, willful misconduct or bad faith, or (ii) for any action taken or omitted to be taken by the Securities Intermediary in accordance with the terms hereof at the express direction of the Secured Party. In addition, the Securities Intermediary shall have no liability for making any investment or reinvestment of any cash balance in any Secured Account, or holding amounts uninvested in such accounts, pursuant to the terms of this Agreement. The liabilities of the Securities Intermediary shall be limited to those expressly set forth in this Agreement (which shall not be construed to limit U.S. Bank National Association’s liability in any of its other capacities under the Transaction Documents). The Securities Intermediary shall not be liable for any action a Responsible Officer of the Securities Intermediary takes or omits to take in good faith that it reasonably believes to be authorized or within its rights or powers hereunder. The Securities Intermediary shall not be deemed to have notice or knowledge of any Event of Default unless a Responsible Officer of the Securities Intermediary has actual knowledge thereof or unless written notice thereof is received by a Responsible Officer of the Securities Intermediary. For the avoidance of doubt, to the extent permitted by applicable law, the Securities Intermediary shall not be responsible for complying with Section 8-505(a) of the UCC. With the exception of this Agreement (and relevant terms used herein and expressly defined in the Loan Agreement), the Securities Intermediary (but not U.S. Bank National Association in any of its other capacities) is not responsible for or chargeable with knowledge of any terms or conditions contained in any agreement referred to herein, including, but not limited to, the Loan Agreement. The Securities Intermediary shall in no event be liable for the application or misapplication of funds by any other person, or for the acts or omissions of any other person (including, without limitation, those of the Pledgor). The Securities Intermediary shall not be bound to make any investigation into the facts or matters stated in any certificate, report or other document; provided that such reliances, protections, indemnities and immunities shall be in addition to any reliances, protections, indemnities and immunities provided herein.

(f) Reliance. The Securities Intermediary shall be entitled to conclusively rely upon, and shall not incur any liability for relying upon, any notice, request, opinion, report, certificate, consent, statement, instrument, document or other writing including, but not limited to, an electronic mail communication delivered to the Securities Intermediary under or in connection with this Agreement and in good faith believed by it to be genuine and to have been signed or sent by the proper Person. The Securities Intermediary may consult with legal counsel, independent accountants and other experts with a national reputation in the applicable matter selected by it with due care, and shall not be liable for any action taken or not taken by the Securities Intermediary in good faith and in accordance with the advice of any such counsel, accountants or experts. If at any time the Securities Intermediary requests instruction with respect to any action or omission in connection with this Agreement, the Securities Intermediary shall be entitled (without incurring any liability therefor to any person) to refrain from taking such action and continue to refrain from acting unless and until the Securities Intermediary shall have received written instruction from the party from whom instruction was requested. The reliances, protections, indemnities and immunities afforded to the Collateral Custodian in the Loan Agreement shall be afforded to the Securities Intermediary as though fully set forth herein.

(g) Court Orders, etc. If at any time the Securities Intermediary is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects any Secured Account (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of any Secured Account or any financial asset in any Secured Account), the Securities Intermediary is authorized to take such action as legal counsel of its own choosing with a national reputation in the applicable matter advises is appropriate to comply therewith; and if the Securities Intermediary so complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Securities Intermediary will not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

(h) Successor Securities Intermediary.

(i) Merger. Any Person into whom the Securities Intermediary may be converted or merged, or with whom it may be consolidated, or to whom it may sell or transfer its trust or other business and assets as a whole or substantially as a whole, or any Person resulting from any such conversion, sale, merger, consolidation or transfer to which the Securities Intermediary is a party, shall (provided that it is otherwise qualified to serve as the Securities Intermediary hereunder) be and become a successor Securities Intermediary hereunder and be vested with all of the powers, immunities, privileges and other matters as was its predecessor without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(ii) Resignation. The Securities Intermediary and any successor thereto may at any time resign by giving forty-five (45) days’ written notice by registered, certified or express mail to the Secured Party and the Pledgor; provided that such resignation shall take effect only upon the effective date of the appointment of a successor Securities Intermediary acceptable to the Secured Party and the Pledgor, as evidenced by their written consent and the acceptance in writing by such successor Securities Intermediary of such appointment and of its obligation to perform its duties hereunder in accordance with the provisions hereof. Subject to the preceding sentence, if on the 45th day after written notice of resignation is delivered by a resigning party as described above no successor party or temporary successor Securities Intermediary has been appointed in accordance herewith, the resigning party may petition a court of competent jurisdiction in New York City for the appointment of a successor.

(i) Compensation and Reimbursement. Subject to Section 8.3 of the Loan Agreement, the Pledgor agrees: (i) to pay to the Securities Intermediary its fees for all services rendered by it hereunder as separately agreed to by the Pledgor and the Securities Intermediary; and (ii) without duplication of amounts payable under Section 5(b), to reimburse the Securities Intermediary upon its written request for all reasonable and documented out-of-pocket expenses, disbursements and advances incurred or made by the Securities Intermediary in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable, documented and out-of-pocket compensation and fees and the expenses and disbursements of its agents, any Independent Accountants and one outside counsel).

(j) Securities Intermediary and its Affiliates. U.S. Bank National Association and any of its Affiliates providing services in connection with the transactions contemplated in the Transaction Documents shall have only the duties and responsibilities expressly provided in its various capacities and shall not, by virtue of it or any Affiliate acting in any other capacity be deemed to have duties or responsibilities other than as expressly provided with respect to each such capacity. U.S. Bank National Association (or its Affiliates), in its various capacities in connection with the transactions contemplated in the Transaction Documents, including as Securities Intermediary, may enter into business transactions, including the acquisition of investment securities as contemplated by the Transaction Documents, from which it and/or such Affiliates may derive revenues and profits in addition to the fees stated in the various Transaction Documents, without any duty to account therefor.

(k) Force Majeure. In no event shall the Securities Intermediary be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Securities Intermediary shall use reasonable best efforts which are consistent with accepted practices in the banking industry to maintain performance and, if necessary, resume performance as soon as practicable under the circumstances.

(l) Perfection. The Securities Intermediary shall have no responsibility or liability for (i) preparing, recording, filing, re-recording or refiling any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to the Secured Party or otherwise, or (iv) the validity or perfection of any such lien or security interest.

(m) Facsimile and Electronic Transmissions. The Securities Intermediary agrees to accept and act upon instructions or directions pursuant to this Agreement sent by unsecured e-mail, facsimile transmission or other similar unsecured electronic methods, provided that any person providing such instructions or directions shall provide to the Securities Intermediary an incumbency certificate listing such designated persons, which such incumbency certificate shall be amended and replaced whenever a person is to be added or deleted from the listing. If the Pledgor elects to give the Securities Intermediary e-mail or facsimile instructions (or instructions by a similar electronic method), the Securities Intermediary’s understanding of such instructions shall be deemed controlling. The Securities Intermediary shall not be liable for any losses, costs or expenses arising directly or indirectly from the Securities Intermediary’s reliance upon and compliance with such instructions notwithstanding such instructions conflict or are inconsistent with a subsequent written instruction. The Pledgor agrees to assume all risks arising out of the use of such electronic methods to submit instructions and directions to the Securities Intermediary, including, without limitation, the risk of the Securities Intermediary acting on unauthorized instructions and the risk of interception and misuse by third parties. The words “execution,” “signed,” “signature,” and words of like import in this Agreement shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

ARTICLE V

INDEMNITY; LIMITATION ON DAMAGES; EXPENSES; FEES

Section 5. (a) Indemnity. (i) Subject to Section 5(a)(ii), the Pledgor hereby indemnifies and holds harmless the Securities Intermediary, its Affiliates and their respective officers, directors, employees, representatives and agents (collectively referred to for the purposes of this Section 5(a) only as the Securities Intermediary), against any and all damages, losses, claims, liabilities and related costs and expenses or any action in respect thereof, to which the Securities Intermediary may become subject, whether commenced or threatened, insofar as such loss, claim, damage, expense (including the reasonable and documented attorney’s, expert’s and agent’s fees and expenses of defending against any claim of liability), liability or action arises out of or is based upon the execution, delivery or performance of this Agreement, but excluding any such loss, claim, damage, expense, liability or action arising out of the bad faith, gross negligence or willful misconduct of the Securities Intermediary, and shall reimburse the Securities Intermediary promptly upon demand for any reasonable and documented out-of-pocket legal or other expenses reasonably incurred by the Securities Intermediary in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, expense, liability or action as such expenses are incurred. No provision of this Agreement shall require the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The obligations of the Pledgor under this clause (a) are referred to as the “Securities Intermediary Indemnity”. The provisions of this section will survive the termination of this Agreement and the resignation or removal of the Securities Intermediary.

(ii) The obligation of the Pledgor to pay any amounts in respect of the Securities Intermediary Indemnity shall be subject to the priority of payments set forth in the Loan Agreement and shall survive the termination of this Agreement and the resignation or removal of the Securities Intermediary and the Securities Intermediary shall be considered the Collateral Custodian for such purposes.

(b) Expenses and Fees. The Pledgor shall be responsible for, and hereby agrees to pay, all reasonable and documented out-of-pocket costs and expenses incurred by the Securities Intermediary in connection with the establishment and maintenance of each Secured Account, including the Securities Intermediary’s fees and expenses, any reasonable and documented out-of-pocket costs or expenses incurred by the Securities Intermediary as a result of conflicting claims or notices involving the parties hereto, including the reasonable attorneys’ fees and expenses of its external legal counsel, and all other reasonable costs and expenses incurred in connection with the execution, administration or enforcement of this Agreement, including reasonable fees and costs of counsel, whether or not such enforcement includes the filing of a lawsuit. Notwithstanding anything to the contrary provided herein, all amounts payable by the Pledgor to the Securities Intermediary under this Agreement shall be payable only in accordance with, and subject to, Section 8.3 of the Loan Agreement and the Securities Intermediary shall be considered the Collateral Custodian for such purposes.

(c) No Consequential Damages. Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Intermediary be liable for special, punitive, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Securities Intermediary has been advised of such loss or damage and regardless of the form of action.

ARTICLE VI

REPRESENTATIONS AND AGREEMENTS

Section 6. The Securities Intermediary represents to and agrees with the Pledgor and the Secured Party that:

(a) Status. It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and, if relevant under such laws, in good standing.

(b) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and has taken all necessary action to authorize such execution, delivery and performance; and this Agreement has been, and each other such document will be, duly executed and delivered by it.

(c) Obligations Binding. Its obligations under this Agreement constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(d) Waiver of Setoffs. The Securities Intermediary hereby expressly waives any and all rights of setoff that such party may otherwise at any time have under Applicable Law with respect to any Secured Account except as set forth in Section 4(d).

(e) Ordinary Course. The Securities Intermediary, in the ordinary course of its business, maintains securities accounts and deposit accounts for others and is acting in such capacity in respect of any Secured Account.

(f) Comply with Duties. The Securities Intermediary will comply at all times with the duties of a “securities intermediary” under Article 8 of the UCC and a “bank” within the meaning of Section 9-102(a)(8) of the UCC.

(g) Participant of the Federal Reserve Bank of New York. The Securities Intermediary is a member of the Federal Reserve System.

(h) Consents. All governmental and other consents that are required to have been obtained by the Securities Intermediary with respect to the execution, delivery and performance by the Securities Intermediary of this Agreement have been obtained and are in full force and effect and all conditions of any such consents have been complied with.

(i) Qualified Custodian. The Securities Intermediary acknowledges that, for the purposes of any Account described herein, it shall be deemed the “qualified custodian” thereof as defined in Rule 206-4(2) under the Investment Advisers Act of 1940, as amended.

ARTICLE VII

ADVERSE CLAIMS

Section 7. Except for the claims and interest set forth in this Agreement, no Responsible Officer of the Securities Intermediary actually knows of any claim to, or interest in, any Secured Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto. If a Responsible Officer of the Securities Intermediary with direct responsibility for administration of this Agreement has actual knowledge of or receives written notice that any Person (other than the parties hereto) asserts or seeks to assert a lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Secured Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Pledgor thereof (and the Pledgor shall promptly notify the Secured Party thereof).

ARTICLE VIII

TRANSFER

Section 8. Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by any party without the prior written consent of each other party. Any purported transfer that is not in compliance with this Section 8 will be void.

ARTICLE IX

TERMINATION

Section 9. The rights and powers granted herein to the Secured Party have been granted in order to perfect its security interest in each Secured Account and the financial assets credited thereto, are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until the earlier of (a) that date upon which the security interest of the Secured Party in each Secured Account has been terminated, and (b) that date on which the Secured Party releases or terminates its security interest in each Secured Account, in each case pursuant to the Loan Agreement, at which point this Agreement shall be automatically terminated.

ARTICLE X

MISCELLANEOUS

Section 10. (a) Entire Agreement. This Agreement, the Loan Agreement, and the other Transaction Documents constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless (i) in writing (including a writing evidenced by a facsimile or other electronic transmission), executed by each of the parties hereto, and (ii) if such amendment amends or reaffirms the governing law provisions of this Agreement, is accompanied by or includes a reaffirmation by the Securities Intermediary of the representation contained in the penultimate sentence of Section 3(b) of this Agreement.

(c) Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty. In addition, the rights of the Securities Intermediary under Section 5, and the obligations of the Pledgor under Section 5, shall survive the termination of this Agreement.

(d) Benefit of Agreement. Subject to Section 8, this Agreement shall be binding upon and inure to the benefit of the Pledgor, the Secured Party and the Securities Intermediary and their respective successors and permitted assigns.

(e) Counterparts. This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission and e-mail correspondence), each of which will be deemed an original.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

(h) Severability. If any provision of this Agreement, or the application thereof to any party or any circumstance, is held to be unenforceable, invalid or illegal (in whole or in part) for any reason (in any jurisdiction), the remaining terms of this Agreement, modified by the deletion of the unenforceable, invalid or illegal portion (in any relevant jurisdiction), will continue in full force and effect, and such unenforceability, invalidity, or illegality will not otherwise affect the enforceability, validity or legality of the remaining terms of this Agreement so long as this Agreement, as so modified, continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.

(i) No Agency. Notwithstanding anything that may be construed to the contrary, it is understood and agreed that the Securities Intermediary is not, nor shall it be considered to be, an agent, of the Secured Party. In addition, the Securities Intermediary shall not act or represent itself, directly or by implication, as an agent of the Secured Party or in any manner assume or create any obligation whatsoever on behalf of, or in the name of, the Secured Party.

(j) Payments by Pledgor. Any amounts required to be paid pursuant to this Agreement by the Pledgor shall be paid or caused to be paid by the Pledgor to the applicable Person on the Distribution Date following such Person’s demand therefor in accordance with Section 8.3 of the Loan Agreement, provided that such demand is made no later than two (2) Business Days prior to the applicable Distribution Date, and the Securities Intermediary shall be considered the Collateral Custodian for such purposes.

(k) Taxes. For all U.S. federal tax reporting purposes, all income earned on the funds invested and allocable to the Secured Accounts is legally owned by the Pledgor (and beneficially owned by such Pledgor or the Equityholders or owners of such entity as documented in the IRS forms and other documentation described below). The Pledgor has provided to U.S.

Bank National Association, in its capacity as Securities Intermediary, an IRS Form W-9 or appropriate IRS Form W-8 no later than the date hereof, and will provide any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation at such time or times required by applicable law or upon the reasonable request of the Securities Intermediary as may be necessary (i) to reduce or eliminate the imposition of U.S. withholding taxes and (ii) to permit the Securities Intermediary to fulfill its tax reporting obligations under applicable law with respect to the Secured Accounts or any amounts paid to the Pledgor. The Pledgor is further required to report to the Securities Intermediary comparable information upon any change in the legal or beneficial ownership of the income allocable to the Secured Accounts.

(l) Custody Agreement. The parties hereto agree to terminate that certain Custody Agreement, dated as of October 1, 2020, by and between the Pledgor and U.S. Bank National Association, as custodian, effective as of the date hereof, pursuant to Section 12.2 thereof; provided, however, that the parties acknowledge and agree that on and after the date hereof, the accounts and account numbers described in such Custody Agreement shall be utilized in connection with the transaction contemplated by the Loan Agreement and this Agreement. For the avoidance of doubt, with respect to such accounts and the respective account numbers, on and after the date hereof, the Custody Agreement shall have no further force or effect and such accounts shall be governed exclusively by this Agreement and the Loan Agreement.

ARTICLE XI

NOTICES

Section 11. (a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth in Section 17.3 of the Loan Agreement.

(b) Change of Addresses. Any party hereto may by written notice to each other party hereto, change the address, electronic mail address or facsimile number at which notices or other communications are to be given to it hereunder.

ARTICLE XII

GOVERNING LAW AND JURISDICTION

Section 12. (a) Governing Law. THIS AGREEMENT AND THE ACCOUNTS AND ANY MATTER ARISING AMONG THE PARTIES UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE ACCOUNTS (WHETHER IN CONTRACT, TORT OR OTHERWISE), INCLUDING THE ISSUES SPECIFIED IN ARTICLE II OF THE HAGUE SECURITIES CONVENTION, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement or any matter among the parties arising under or in connection with this Agreement (“Proceedings”), each party irrevocably: (i) submits to the non-exclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York City; and (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

(c) Waiver of Jury Trial Right. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY PROCEEDING. Each party hereby (i) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that any other party would not, in the event of a Proceeding, seek to enforce the foregoing waiver, and (ii) acknowledges that it has been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 12(c).

ARTICLE XIII

DEFINITIONS

Section 13. As used in this Agreement:

“Affiliate” means any Person that directly or indirectly Controls, is Controlled by or is under common Control with such Person (excluding any trustee under, or any committee with responsibility for administering, any employee benefit plan). “Control” shall mean the possession, directly or indirectly (included through affiliated entitites), of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms “Controlling” and “Controlled” shall have meanings correlative thereto.

“Agreement” has the meaning specified in the Recitals.

“consent” includes a consent, approval, action, authorization, exemption, notice, filing, registration or exchange control consent.

“law” means any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and “lawful” and “unlawful” will be construed accordingly.

“Loan Agreement” has the meaning specified in Section 1(a).

“Notice of Exclusive Control” means a notice delivered to and received by the Securities Intermediary by the Secured Party in accordance with Section 11(a) stating that the Secured Party is exercising exclusive control over the Secured Accounts.

“Person” means any natural person or legal entity, including, without limitation, any corporation, partnership, limited liability company, statutory or common law trust, or governmental entity or unit.

“Pledgor” has the meaning specified in the Recitals.

“Responsible Officer” means any officer within the corporate trust office of the Securities Intermediary, including any director, vice president, assistant vice president or associate, having direct responsibility, for the administration of this Agreement, who at the time shall be such officers, respectively, or to whom any matter is referred because of his or her knowledge of and familiarity with the particular subject.

“Secured Accounts” has the meaning specified in Section 3(a).

“Secured Party” has the meaning specified in the Recitals.

“Securities Intermediary” has the meaning specified in the Recitals.

“Securities Intermediary Indemnity” has the meaning specified in Section 5(a).

“UCC” means the Uniform Commercial Code as in effect in the State of New York.

ARTICLE XIV

LIMITED RECOURSE; NO BANKRUPTCY PETITION

Section 14. The obligations of the Pledgor are solely limited liability company obligations of the Pledgor and no action shall be taken against the members or officers of the Pledgor in connection with such obligations. The parties hereto agree that they shall not institute against, or join any other Person in instituting against the Pledgor, any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings or other proceedings under U.S. federal or state bankruptcy laws or any similar laws until at least one year and one day, or any longer applicable preference period then in effect plus one day, after payment in full of the Advances. This Section 14 shall survive the expiration or termination of this Agreement.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first set forth above with effect from such date.

Pledgor:

ABPCIC FUNDING II LLC, as Pledgor

By:	AB Private Credit Investors Corporation, its sole member

By:	/s/ Roy Castromonte
Name: Roy Castromonte
Title: Junior Officer

Secured Party:

U.S. BANK NATIONAL ASSOCIATION, as Secured Party

By:	/s/ Scott D. DeRoss
Name: Scott D. DeRoss
Title: Senior Vice President

Securities Intermediary:

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ Scott D. DeRoss
Name: Scott D. DeRoss
Title: Senior Vice President